SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 August 7, 2002
                ________________________________________________
                Date of Report (Date of earliest event reported)



                         21ST CENTURY TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)



     Nevada                      000-29209                       48-1110566
________________________________________________________________________________
(State or other           (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)



 5050 East Belknap, Haltom City, Texas                                  76117
________________________________________________________________________________
(Address of principal executive offices)                              (Zip Code)



                                 (817) 838-8011
               __________________________________________________
               Registrant's telephone number, including area code

ITEM 5. OTHER EVENTS.

Two directors of company, James Mydlach and Richard Grob, both of Las Vegas, Nevada, have resigned as directors of 21st Century Technologies. Their resignations were signed August 7, 2002, retroactive to July 25, 2001.

Mr. Mydlach stated that he was leaving the company because of health concerns. Mr. Grob stated that he was leaving the company to pursue other business interests.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cased this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               21st CENTURY TECHNOLOGIES, INC.
                                                             (Registrant)



Date: 08/14/02                                 By: /s/ ARLAND D. DUNN
                                                   _____________________________
                                                       Arland D. Dunn, President